UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

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FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 or 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

November 5, 2010
Date of Report (Date of earliest event reported)

CROWN MEDIA HOLDINGS, INC.
(Exact name of Registrant as Specified in Charter)

Delaware	000-30700	84-1524410
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

12700 Ventura Boulevard
Studio City, California 91604
(Address of Principal Executive Offices)

(818) 755-2400
Registrant’s telephone number, including area code

 Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events.

2010 Annual Stockholder Meeting Date and Record Date

 On November 5, 2010, Crown Media Holdings, Inc. (the “Company”), announced that its 2010 Annual Meeting of Stockholders (the “ 2010 Annual Meeting”) will be held on Thursday, December 16, 2010.   In accordance with applicable Delaware law and the Company’s bylaws, the Company's Board of Directors has fixed October 27, 2010 as the record date for holders of the Company's common stock to be eligible to vote at the 2010 Annual Meeting.

Rule 14a-8 Shareholder Proposal Deadline

The 2010 Annual Meeting will be held more than 30 days after the anniversary of the 2009 Annual Meeting of Stockholders. As a result, pursuant to Rule 14a-8 under the Securities Exchange Act of 1934, as amended, the Company has set a revised deadline for the receipt of any stockholder proposals submitted pursuant to Rule 14a-8 for inclusion in the Company’s proxy materials for the 2010 Annual Meeting. The new deadline for delivering stockholder proposals to the Company is the close of business on November 15, 2010, which date was determined in accordance with Rule 14a-8(e) and our Bylaws. Any stockholder proposal requested to be included in the proxy materials for the 2010 Annual Meeting must set forth (a) as to each person whom the stockholder proposes to nominate for election as a director, all information relating to the person that is required to be disclosed pursuant to Regulation 14A under the Exchange Act (including the person’s written consent to being named and to serving, if elected, as a director), (b) as to any other business proposed to be brought before the meeting, a brief description of and the reasons for the business, and any material interest of the person bringing the proposal, and (c) as to the stockholder giving the notice and the beneficial owner, if any, on whose behalf the nomination or proposal is made, the name and address of, and the class and number of shares owned by, the stockholder and any beneficial owner.  Such proposals must be sent to the Secretary at the principal executive offices of the Company.

Bylaws Deadline

In accordance with the Company’s bylaws, for director nominations or other business to be brought before the 2010 Annual Meeting, other than Rule 14a-8 proposals described above, written notice must be delivered no later than the close of business on or before November 15, 2010.  Such notices must also comply with any other requirements of the Company’s bylaws, and should be sent to the Secretary at the principal executive offices of the Company.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CROWN MEDIA HOLDINGS, INC.
(Registrant)

Date	November 5, 2010	By	/s/ Charles L. Stanford
Charles L. Stanford
Executive Vice President and General Counsel